Risk Management Arising From Financial Instruments	12 Months Ended
Dec. 31, 2017
Risk Management Arising From Financial Instruments [abstract]
Risk Management Arising From Financial Instruments

Note 32 – Risk Management Arising From Financial Instruments

Fair value

The carrying value of cash and cash equivalents, restricted cash, trade and other receivables, and trade and other payables approximates their fair value given their short-term nature. The carrying value of the non-current liabilities approximates their fair value given the difference between the discount rates used to recognize the liabilities in the consolidated balance sheets and the market rates of interest is insignificant.

Fair value measurements recognized in the consolidated balance sheets must be categorized in accordance with the following levels:

(i)	Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities;

(ii)	Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

(iii)	Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The fair value of the liabilities relating to the RSUs and DSUs is classified as Level 1.  The fair value of the derivative assets/liabilities and warrants are classified as Level 2.

The Company has not transferred any financial instruments between Levels 1, 2, or 3 of the fair value hierarchy during the year ended December 31, 2017.

Financial instruments are classified into one of the following categories: fair value through profit and loss; held-to-maturity; available-for-sale; loans and receivables; and other financial liabilities.  The following table summarizes information regarding the carrying value of the Company’s financial instruments:

	2017	2016
Cash and cash equivalents	$21,511	$10,338
Restricted cash	435	405
Restricted cash – non-current	468	535
Trade and other receivables	14,937	9,802
Loans and receivables	$37,351	$21,080
Trade and other payables	$9,736	$7,235
Current portion of long-term debt and repayable government contribution	3,092	3,154
DSU liability	1,406	456
Operating borrowings	1,200	2,111
Warrants	409	325
Non-current portion of long-term debt	8,148	8,864
Post-retirement benefit liabilities	330	377
Capital lease	44	25
Other financial liabilities	$24,365	$22,547

Liquidity risk

The Company has sustained losses and negative cash flows from operations since its inception.  At December 31, 2017, the Company had $21,511  (2016  –$10,338) of current unrestricted cash and cash equivalents.  Liquidity risk is the risk the Company will encounter difficulty in meeting its financial obligations associated with financial liabilities that are settled by delivering cash or another financial asset.  The Company is exposed to liquidity risk as it continues to have net cash outflows to support its operations.  The Company’s objective for liquidity risk management is to maintain sufficient liquid financial resources to fund the consolidated balance sheets, pursue growth and development strategies, and to meet commitments and obligations in the most cost-effective manner possible. The Company achieves this by maintaining sufficient cash and cash equivalents and short-term investments and managing working capital.  The Company monitors its financial position on a monthly basis at minimum, and updates its expected use of cash resources based on the latest available data. Such forecasting takes into consideration the Company’s financing plans and compliance with internal targets.  A significant portion of the Company’s financial liabilities is classified as current liabilities, as settlement is expected within one year.

The following table details the Company’s contractual maturity for its net financial liabilities. The information presented is based on the earliest date on which the Company can be required to pay and represents the undiscounted cash flow including principal and interest.

	Due in less	Due in 1-3	Due in 4-5	Due in 6-10
At December 31, 2017	than 1 year	years	years	years
Trade and other payables	$9,736	$–	$–	$–
DSU liability	1,406	–	–	–
Operating borrowings	1,200	–	–	–
Warrants	409	–	–	–
Current portion of long-term debt – Province of Ontario and Export Development Canada	4,653	–	–	–
Repayable government contributions	–	–	–	–
Long-term debt	–	7,243	3,123	–
Total	$17,404	$7,243	$3,123	$–

	Due in less	Due in 1-3	Due in 4-5	Due in 6-10
At December 31, 2016	than 1 year	years	years	years
Trade and other payables	$7,235	$–	$–	$–
DSU liability	290	–	–	–
Operating borrowings	2,111	–	–	–
Warrants	325	–	–	–
Current portion of long-term debt – Province of Ontario and Export Development Canada	3,326	–	–	–
Repayable government contributions	154	–	–	–
Long-term debt	–	7,577	6,394	–
Total	$13,441	$7,577	$6,394	$–

Credit risk

Credit risk arises from the risk one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. The Company is exposed to credit risk from customers. At December 31, 2017, the Company’s two largest customers accounted for 31% of revenue (19% at December 31, 2016) and 48% of accounts receivable (2016 – 70%).  In order to minimize the risk of loss for trade receivables, the Company’s extension of credit to customers involves a review and approval by senior management as well as progress payments as contracts are executed and in some cases, irrevocable letters of credit. The majority of the Company’s sales are invoiced with payment terms between 30 and 60 days. The Company’s objective is to minimize its exposure to credit risk from customers in order to prevent losses on financial assets by performing regular monitoring of overdue balances and to provide an allowance for potentially uncollectible accounts receivable.

The Company’s trade receivables have a carrying value of $13,052 at December 31, 2017  (2016 – $7,271), representing the maximum exposure to credit risk of those financial assets, exclusive of the allowance for doubtful accounts.

The aging of these receivables is as follows:

At December 31,	2017	2016
Not due	77%	88%
Less than 30 days past due	11	4
Less than 60 days past due, more than 30 days past due	1	2
More than 60 days past due	11	6
Total	100%	100%

The Company’s gross exposure to credit risk for trade receivables by geographic area at December 31 was as follows:

At December 31,	2017	2016
Europe	64%	90%
North America	4	2
Asia	30	4
Rest of world	2	4
Total	100%	100%

The activity of the allowance for doubtful accounts for the year is as follows:

	2017	2016
Allowance for doubtful accounts, beginning of year	$556	$127
Bad debt expense	531	816
Reversal of bad debt expense	(39)	(28)
Writeoff of bad debts	(105)	(359)
December 31,	$943	$556

The Company believes the credit quality is high for the accounts receivable, which are neither past due nor impaired based on prior experience of collections of accounts within 60 days of the payment term on the invoice.

The Company may also have credit risk relating to cash and cash equivalents and restricted cash, which it manages by dealing with chartered Canadian, chartered Belgian and German banks. The credit risk is limited because the counterparties are chartered banks with high credit ratings assigned by international credit rating agencies. In addition, the Company minimizes exposure to credit risk by strategically managing cash balances at individual banks. As well, the Company may also fund working capital by leveraging credit facilities that are not 100% secured by cash, resulting in a mitigation of credit risk at the corresponding bank.

The Company’s objective is to minimize its exposure to credit risk in order to prevent losses on financial assets by placing its investments in lower risk bank acceptances of these banks. The Company’s cash and cash equivalents and restricted cash was $22,414 at December 31, 2017  (2016  –$11,278), representing the maximum exposure to credit risk of these financial assets.  Approximately 99%  (2016 – 98%) of the Company’s cash and cash equivalents and restricted cash at December 31, 2017 was held by four financial institutions.

The Company’s exposure to credit risk relating to cash and cash equivalents and restricted cash on deposit segmented by geographic area at December 31, 2017 and 2016 was as follows:

	2017	2016
Canada	65%	66%
Belgium	30	32
Germany	5	2
	100%	100%

Foreign currency risk

Foreign currency risk arises because of fluctuations in exchange rates. The Company conducts a significant portion of its business activities in currencies other than the Company’s functional currency of US dollars and the functional currency of its Belgium and German subsidiaries (euros).  This primarily includes Canadian dollar transactions at the parent company and US dollar transactions at the Company’s subsidiaries in Belgium and Germany.

The Company’s objective in managing its foreign currency risk is to minimize its net exposure to foreign currency cash flows by converting foreign denominated financial assets into the applicable currency of the subsidiary to the extent practicable to match the obligations of its financial liabilities. The Company also periodically enters into foreign exchange forward contracts to limit its exposure to foreign currency rate fluctuations.

Financial assets and financial liabilities denominated in foreign currencies will be affected by changes in the exchange rate between the functional currency and these foreign currencies.  This primarily includes cash and cash equivalents; trade and other receivables; trade and other payables and other long-term liabilities, which are denominated in foreign currencies.

The Company recognized a net foreign exchange gain of $635  (2016 – a net loss of $268) for the year ended December 31, 2017.

At December 31, 2017, if the Canadian dollar had strengthened/weakened by 10% against the US dollar, with all other variables held constant, the net loss would have been lower/higher by $699 as a result of foreign exchange on the translation of Canadian dollar denominated balances.

At December 31, 2017, if the euro had strengthened/weakened by 10% against the US dollar, with all other variables held constant, the net loss would have been lower by $485 or higher by $479 as a result of foreign exchange on the translation of euro denominated balances.

Interest rate risk

Cash flow interest rate risk arises because of the fluctuation in market interest rates.  The Company’s objective in managing interest rate risk is to maximize the return on its cash and cash equivalents and restricted cash. The Company is subject to interest rate risk on its short-term borrowings offset by cash and cash equivalents. The Company’s borrowings are at a fixed interest rate.  Given the prevailing interest rates earned by the Company’s short-term investments, a 100 basis point  increase or decrease would have minimal impact on the Company’s results.